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                                                                    EXHIBIT 10.1



                           2CONNECT EXPRESS, INC.
                           1996 STOCK OPTION PLAN

         1.      PURPOSE:      The purpose of this Stock Option Plan is to
advance the interests of 2Connect Express, Inc. by providing an opportunity to certain directors, officers, key employees, consultants and advisors of the Corporation to purchase shares of Common Stock of the Corporation through the exercise of options granted pursuant to this Stock Option Plan, either through Incentive Options or Nonqualified Options.

         2. DEFINITIONS: Wherever used herein, the following terms shall have the following meanings:

                 (a)      "Plan" shall mean this Stock Option Plan.

                 (b) "Corporation" shall mean 2Connect Express, Inc., a Florida corporation, or any successor thereof.

                 (c) "Committee" shall mean any administrative stock option committee designated by the Board of Directors of the Corporation from time to time, or, if none is designated, the Board of Directors itself.

                 (d) "Participant" shall mean any individual designated by the Committee under Section 5 hereof for participation in the Plan.

                 (e) "Non-Employee Director" shall mean a director who is not an officer of the Company (as defined in Rule 16b-1(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any subsequently amended definition therein) or of any subsidiary, is not otherwise currently employed by the Company or any subsidiary, and is not otherwise excluded from being a non-employee director under Rule 16b-3 under the Exchange Act.

                 (f) "Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                 (g) "Incentive Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of incentive stock option set forth in Section 422 of the Code and which is granted to an individual subject to having personal income taxed under the Code.

                 (h) "Reload Option" shall mean an option granted to a Participant equal to the number of shares of already owned Common Stock delivered by the Participant to pay for exercise of an option, as more fully described in Section 15,

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         below.

         3. ADMINISTRATION: The Plan shall be administered by the Committee. If the Company is a reporting company under the Exchange Act, the Committee shall consist solely of at least two Non-Employee Directors. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The foregoing provisions of this Section 3 to the contrary notwithstanding, the Board of Directors may also exercise any power given to the Committee under the Plan.

         4. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The Committee may from time to time provide for the option and sale of up to but not exceeding an aggregate of 2,000,000 shares of Common Stock, $.01 par value, of the Corporation which may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation. The Committee and the Board of Directors may issue Nonqualified Options and Incentive Options, as well as both of such options. Shares covered by canceled or expired options under the Plan shall again be available for option and sale. Shares which are issued upon exercise of options or which are withheld in payment of income tax withholding shall again be available for reservation for the issuance of options but only to the extent Reload Options are granted in such transaction.

         In the event that the outstanding Common Stock of the Corporation shall be increased by a stock dividend or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, the number, price and kind of shares available for option and the shares subject to any option shall be appropriately and equitably adjusted in such manner as the Committee or the Board of Directors shall, in its discretion, determine. The Committee and the Board of Directors shall have the power under such conditions to accelerate the exercisability of any outstanding options.

         5. PARTICIPANTS: The Committee or the Board of Directors shall determine and designate from time to time, in its discretion, those directors, officers, key management employees of the Corporation (or of any subsidiary in which the Corporation owns more than fifty (50%) percent of the total combined voting power of all classes of stock), consultants or advisors to whom options are to be granted and who thereby become Participants under the Plan. The term "key management employees" shall be construed to include any and all key personnel (whether or not officers of the Corporation) who may be so designated by the Committee for participation in the Plan.

         6. ALLOTMENT OF SHARES: The Committee or the Board of Directors shall





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determine and fix the number of shares of stock to be offered to each
Participant; provided, that no Incentive Option may be granted under the Plan to any one Participant which would result in his being able to exercise for the first time in any calendar year an aggregate fair market value, determined as of the date the option is granted, of underlying stock subject to all incentive stock options granted to that Participant under any incentive stock option plan maintained by the Corporation exceeding $100,000.

         7. OPTION PRICE: The option price per share for options granted under the Plan shall be such price as determined by the Committee or the Board of Directors, as the case may be, in their discretion, but shall not be less than: (i) with respect to an Incentive Option, the fair market value of the stock on the date on which such option is granted; provided, that with respect to an Incentive Option grant to an employee who at the time of the grants owns (after applying the attribution rules of Section 424 of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted; and (ii) with respect to a Nonqualified Option, such percent of the fair market value of the stock on the date on which such option is granted as shall be determined from time to time by the Committee or the Board of Directors, as the case may be. Fair market value of a share shall be determined by the Committee or the Board of Directors, as the case may be, and shall be the mean, if the stock is publicly traded, the average of the highest and lowest quoted selling prices of the Corporation's stock on such date or if there are no sales, the closing bid and asked prices of the Corporation's stock on such date, or if there are no sales or reported bid and asked prices of the Corporation's Common Stock on such date, on the next following day on which there are sales or quoted prices.

         8. GRANTING AND EXERCISE OF OPTION: The granting of options hereunder shall be effected in accordance with determinations made by the Committee or the Board of Directors, as the case may be, pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee.

         At the time the option is granted, the Committee or the Board of Directors, as the case may be, shall specify whether the option is an Incentive Option or a Nonqualified Option, and shall determine the date or dates upon which the option may be exercised. Except as provided in Sections 11 and 12 herein, Incentive Options may be exercised only while the Participant is an employee or director, as the case may be, of the Corporation or any subsidiary thereof.

         Any Participant shall exercise his option by written notice to the Corporation's Secretary, or such other officer of the Corporation designated by the Committee or the Board of Directors, specifying the number of shares for which the option is being exercised.





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         Each option granted hereunder shall expire not more than twenty (20)
years from the date of the granting thereof (ten (10) years for Incentive Options); provided, that with respect to an Incentive Option grant to an employee who at the time of the grant owns (after applying the attribution rules of Section 424 of the Code) more than ten percent (10%) of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option shall expire not more than five (5) years after the date of granting thereof.

         9.      PAYMENT OF OPTION PRICE:

                 (a) At the time of the exercise in whole or in part of any option granted hereunder, payment in full in cash or, with the consent of the Committee or the Board of Directors, in Common Stock of the Corporation, shall be made by the Participant for all shares so purchased. No Participant shall have any of the rights of a shareholder of the Corporation under any such option until the actual issuance thereunder of shares to said participant. The Committee or the Board of Directors may, in its discretion, authorize the Corporation to lend funds to a grantee in order to enable him to exercise his options. The terms of the loan shall be in the discretion of the Committee.

                 (b) Whenever a Participant holding any option outstanding under this Plan (including Reload Options previously granted under this Section
9) exercises the option and makes payment of exercise price pursuant to this
Section 9, in whole or in part, by tendering Common Stock previously held by the Participant then the Corporation shall, in the sole discretion of the Board of Directors or the Committee, grant to the Participant a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the Participant on payment of the exercise price of the option being exercised.

                 (c) Subject to Section 7 above, the Reload Option exercise price per share shall be an amount equal to the fair market value per share of the Corporation's Common Stock, determined under Section 7 above, as of the date of receipt by the Corporation of the notice by the Participant to exercise the option.

                 (d) Subject to Section 7 above, the exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the later to occur of (i) the expiration date of the originally surrendered option or (ii) one (1) year from the date of grant of the Reload Option.

                 (e) Any Reload Option granted under this Section 9 shall vest immediately upon grant under Section 9 (b) above.

                 (f) All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original option, the exercise of which led to the grant of





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the Reload Option.


         10. NONTRANSFERABILITY OF OPTION: No option granted under the Plan to a Participant shall be transferable by him otherwise than by will or the laws of descent and distribution, and such option shall be exercisable during the lifetime of the Participant only by the Participant or by his guardian or legal representative in the event of disability. For purposes of this Section 10, "disability" shall mean mental or physical inability to carry out the option holder's duties as an employee or director of the Corporation, as determined by the Committee or the Board of Directors its sole discretion. The Board of Directors or the Committee may in its discretion waive the provisions of this Section 10 to the extent permitted by the Code or the regulations promulgated under Section 16(b) of the Exchange Act.

         11. DEATH OF PARTICIPANT: With regard to Incentive Options, in the event that the employment of the Participant by the Corporation, or a subsidiary thereof, is terminated by the death of the Participant, or in the event of the death of the Participant within three (3) months of the termination of his employment, his option, to the extent that it is exercisable by the Participant at the date of his death, may be exercised within twelve
(12) months after the date of his death, but in no event subsequent to the expiration date of the option, by the legal representative of the Participant or the person or persons to whom the rights of the Participant shall pass by will or by the laws of descent and distribution.

         12. RETIREMENT OF PARTICIPANT: With respect to Incentive Options, unless the Committee or the Board of Directors shall otherwise decide at the time of his termination or in the terms of the grant, or the Code shall otherwise permit for Incentive Options, in the event that a Participant shall cease to be employed by the Corporation without having fully exercised any option, such Participant shall have the right for a period of three (3) months following the date of such cessation of employment, but in no event subsequent to the expiration date of the option, to exercise that portion of the option, if any, which is exercisable by him at the date of the termination of his employment. Any options not exercisable on such date of cessation of employment shall be extinguished unless the Committee or the Board of Directors shall otherwise decide at the time of such termination, or the grant of the option shall have otherwise provided.

         13. CONTINUANCE OF EMPLOYMENT: The Committee or the Board of Directors may require that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in the employ of the Corporation or a subsidiary for a minimum period from the date of the granting of such option, or for such other period as shall be fixed by the Committee or the Board of Directors.

         Nothing contained in the Plan or in any option granted pursuant to the plan, nor any action taken by the Committee hereunder shall confer upon any Participant any right with





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respect to continuation of employment by the Corporation or a subsidiary nor interfere in any way with the right of the Corporation or a subsidiary to terminate his employment at any time.

         14. PURCHASE FOR INVESTMENT ONLY: Unless a registration statement covering the stock offered pursuant to the Plan is in effect under the Securities Act of 1933, as amended, all stock purchased upon the exercise of an option granted hereunder shall be acquired for investment and not with a view to or for sale in connection with any distribution thereof and each notice of the exercise of such option shall be accompanied by a representation in writing signed by the Participant or any other person exercising an option granted hereunder to the effect in form satisfactory to the Committee. The Corporation may place a legend upon any certificate representing shares purchased pursuant to exercise of an option granted hereunder noting that the transfer of such shares may be restricted under the Securities Act of 1933.

         15.     WITHHOLDING PAYMENTS:

                  (a) If upon the exercise of any option there shall be payable by the Corporation any amount for income tax withholding, either the Participant shall pay such amount to the Corporation in cash or the number of shares of Common Stock delivered by the Corporation upon exercise of the Nonqualified Option shall be appropriately reduced to reimburse the Corporation payment. The Committee or the Board of Directors shall have the authority to accept other payment arrangements in its sole discretion.

                 (b) Whenever shares of Common Stock instead of cash are used to pay income tax withholding under Section 15(a), above, the Board of Directors or the Committee in its sole discretion may grant Reload Options for the number of withheld shares in accordance with the provisions of Sections 9(c) to 9(f), above, applicable as appropriate to this Section 15(b).

         16. SHAREHOLDER APPROVAL: No Incentive Option granted under the Plan shall be exercisable unless and until the Plan shall have been approved by the shareholders of the Corporation as permitted under the laws of the State of Florida.

         17.     INTERPRETATION:

                 (a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.





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                 (b)      With respect to persons subject to Section 16 of the
Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any term or provision of this Plan or any act or action by the Committee or the Board of Directors fails to so comply, it shall be deemed null and void and of no force or effect, to the extent deemed advisable by the Committee or the Board of Directors. Moreover, in the event this Plan does not include a term or provision required by Rule 16b-3 to be stated herein, such term or provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into this Plan insofar as participants subject to Section 16 of the Exchange Act are concerned.

                 (c) This Plan shall be governed by the laws of the State of Florida.

                 (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

                 (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         18. DURATION AND TERMINATION OF PLAN: No options may be granted hereunder after April 19, 2006. The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation except with respect to any option outstanding under the Plan upon the effective date of such termination.

         19. AMENDMENT: For the purpose of conforming to any changes in applicable law or governmental regulations or for any other purpose which at the time may be permitted by law, the Board of Directors of the Corporation, may, from time to time, amend or revise the terms of this Plan, providing that no such amendment or revision shall increase the maximum number of shares in the aggregate which may be sold pursuant to Incentive Options granted under the Plan, or change the minimum option prices set forth in Section 7, or without the consent of the holder thereof alter or impair any option previously granted under the Plan.

         20. EFFECTIVE DATE: This Plan was approved and adopted by the Board of Directors on April 19, 1996 and was approved and adopted by the Shareholders of the Corporation on April 19, 1996. The effective date of this Plan shall be April 19, 1996.





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